UBS PACE® Select Advisors Trust

UBS PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2009

July 19, 2010

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Alternative Strategies Investments (the "fund"). A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") has appointed Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") to serve as an investment advisor to the fund. Standard Life Investments will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on or about August 9, 2010 (and all other changes below are also expected to take effect on or about this date). Standard Life Investments and its investment strategies are described in greater detail below.

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant") continue to manage other portions of the fund's portfolio as allocated by UBS Global AM and approved by the Board. In connection with the appointment of Standard Life Investments as an investment advisor to the fund, however, the Board has approved certain changes to the investment strategies of Wellington Management, which are designed to increase world equity exposure within the portion of the fund that it manages. Analytic Investors' and GSAM's principal investment strategies in managing their respective portions of the fund will remain the same.

Although the principal investment strategy used by First Quadrant in managing its portion of the fund will remain the same, the active risk level utilized by First Quadrant will increase. As a result of this change, UBS Global AM is increasing the fee that it pays to First Quadrant. The sub-advisory fee paid to First Quadrant will increase to an annual rate of 0.90% of the fund's average daily net assets that it manages, from its current annual rate of 0.75%. Because this fee is paid by UBS Global AM (rather than

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the fund), the fund's management fees and total expenses are not expected to change as a result of this increase in First Quadrant's sub-advisory fee rate.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 96 of the Multi-Class Prospectus and page 98 of the Class P Prospectus is revised by replacing the fourth and fifth paragraphs in their entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisor(s) for the fund, subject to approval of the fund's board. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and, effective on or about August 9, 2010, Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as the fund's investment advisors. The allocation of the fund's assets between investment advisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each investment advisor's share of the fund's assets may change over time.

Analytic Investors, Wellington Management, GSAM, First Quadrant and Standard Life Investments employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Opportunistic Equity Plus Alpha Strategy (Wellington Management);

•  Global LIBOR Plus Strategy (GSAM);

•  Global Macro Strategy (First Quadrant); and

•  Global Multi-Asset Strategy (Standard Life Investments).

The section captioned "Principal investment strategies" beginning on page 96 of the Multi-Class Prospectus and page 98 of the Class P Prospectus is revised by replacing the third sentence of the ninth paragraph in that section with the following:

In addition to the non-core equity exposures, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments, that are expected to contribute positive returns with respect to Wellington Management's portion of the fund over time.

The section captioned "Principal investment strategies" beginning on page 96 of the Multi-Class Prospectus and page 98 of the Class P Prospectus is revised by replacing the first sentence of the tenth paragraph in that section with the following:

In pursuing its opportunistic equity plus alpha strategy, Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

The section captioned "Principal investment strategies" beginning on page 96 of the Multi-Class Prospectus and page 98 of the Class P Prospectus is revised by adding the following as the last paragraphs of that section:

Global Multi-Asset Strategy—Standard Life Investments seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the fund consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The fund may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

Standard Life Investments manages its strategies dynamically over time, and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors. Strategies utilized seek to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity to benefit the fund in a significant way. Standard Life Investments pursues a rigorous and robust risk-managed investment process which seeks to mitigate the risks associated with individual strategies that are adopted. Standard Life Investments' pursuit of diversification, as well as returns, in selecting investment strategies is intended to result in lower overall levels of investment market risk than those of a conventional global equity portfolio.

Subject to the restrictions set forth in this prospectus and the related Statement of Additional Information, the fund may hold cash or invest its cash balances in cash equivalents and short-term investments, in order to cover the derivative transactions or otherwise in the discretion of Standard Life Investments. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and permitted repurchase agreements with banks and broker-dealers.

The section captioned "Principal risks" beginning on page 98 of the Multi-Class Prospectus and page 100 of the Class P Prospectus is revised by replacing the fourth bulleted item in its entirety with the following:

Derivatives risk—The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged. The fund's use of certain derivatives may expose it to counterparty risk, which is the risk that the other party to the transaction may not fulfill its contractual obligations (due to financial failure or insolvency, among other possible reasons).

The section captioned "Principal risks" beginning on page 98 of the Multi-Class Prospectus and page 100 of the Class P Prospectus is revised by replacing the fifth bulleted item in its entirety with the following:

Swap agreement risk—The fund may enter into credit, total return, equity, interest rate, index, currency and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, the fund may experience delays in payment or loss of income if the counterparty fails to perform under the contract.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 102 of the Multi-Class Prospectus and page 104 of the Class P Prospectus is revised by adding the following after the final sentence of the fifth paragraph of that section:

Standard Life Investments will assume day-to-day management of a separate portion of the fund's assets on or about August 9, 2010.

The section captioned "More about risks and investment strategies" and sub-headed "Swap agreement risk" beginning on page 111 of the Multi-Class Prospectus and page 113 of the Class P Prospectus is replaced in its entirety with the following:

Swap agreement risk. A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 138 of the Multi-Class Prospectus and page 135 of the Class P Prospectus is revised by replacing the first full paragraph of that section in its entirety with the following:

UBS PACE® Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset

Management, L.P. ("GSAM"), First Quadrant, L.P. ("First Quadrant") and, effective on or about August 9, 2010, Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as investment advisors for UBS PACE Alternative Strategies Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 138 of the Multi-Class Prospectus and page 135 of the Class P Prospectus is revised by adding the following as the last paragraphs of that section:

Standard Life Investments' head office is located at 1 George Street, Edinburgh, Scotland, UK, EH2 2LL, and its U.S. office is located at One Beacon Street, 34th Floor, Boston, Massachusetts 02108. As of March 31, 2010, Standard Life Investments had approximately US$221.2 billion in assets under management. Standard Life Investments' sole business is asset management. Standard Life Investments manages assets on behalf of the Standard Life Group and a wide range of third party clients through a variety of investment vehicles. Standard Life Investments offers discretionary asset management services across a broad range of asset classes, delivered via a variety of product structures. Standard Life Investments will begin serving as an investment advisor to the fund beginning on or about August 9, 2010.

Standard Life Investments uses a team approach in its investment management decisions. The investment team is led by Guy Stern. Guy Stern and David Millar are primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund.

Guy Stern, Investment Director—Multi-Asset Investing, joined Standard Life Investments in 2008. From 2002 to 2008, Mr. Stern held the position of Chief Investment Officer at Credit Suisse Asset Management. Mr. Stern has 27 years investment industry experience, and has specific expertise in managing multi-asset solutions.

David Millar, Investment Director—Multi-Asset Investing, joined Standard Life Investments in January 2008. Prior to joining Standard Life Investments, Mr. Millar was Head of Bond Strategy and Chair of the Bond Policy Group at Scottish Widows Investment Partnership ("SWIP"). Mr. Millar joined SWIP as a fixed interest fund manager in 1995 and was appointed Deputy Head of Bonds in December 2003. Mr. Millar began his career at Scottish Widows in 1989, qualifying as an actuary in 1992.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second and third sentences of the first full paragraph of that section in their entirety with the following:

Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant, L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") serve as the fund's investment advisors. UBS Global AM, subject to Board approval, allocates the fund's assets among the five investment advisors who utilize investment strategies designed to achieve capital appreciation.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 15 of the SAI is revised by adding the following after the eighth paragraph of that section:

Standard Life Investments primarily employs a global multi-asset strategy, as described in the prospectuses.

The section captioned "Strategies using derivative instruments" and sub-headed "General description of derivative instruments" beginning on page 51 of the SAI is revised by replacing the tenth full paragraph of that section in its entirety with the following:

Swap agreements—A fund may enter into swap agreements, including credit, total return equity, interest rate, index, currency rate and variance swap agreements. Swap agreements can be less liquid and more difficult to value than other investments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap's market value will vary with changes in that reference asset. In addition, a fund may experience delays in payment or loss if the counterparty fails to perform under the contract.

The section captioned "Strategies using derivative instruments" and sub-headed "Swap transactions" beginning on page 62 of the SAI is revised by adding the following after the fourth full paragraph of that section:

UBS PACE® Alternative Strategies Investments also may invest in variance swaps. Variance swaps are over-the-counter agreements which allow the fund to take positions on market volatility, as measured by an index or reference rate. The fund may take the position that market volatility will exceed an agreed upon volatility strike amount. If this in fact occurs at the termination of the swap agreement, the fund will receive a payment based upon the amount by which the realized volatility level exceeds the volatility strike amount. Conversely, if realized volatility falls short of the volatility strike amount, the fund will make a payment to the other counterparty instead. The fund may also take the opposite position, that is, that market volatility will fall short of an agreed upon volatility strike amount.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 100 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management"), Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS Global AM (not the fund) pays Analytic Investors a fee on an annual basis of 0.45% of the fund's average daily net assets for the first $200 million, 0.40% of the fund's average daily net assets for the next $200 million and 0.30% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee on an annual basis of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; GSAM a fee on an annual basis of 0.68% of the fund's average daily net assets for the first $300 million, 0.64% of the fund's average daily net assets for the next $200 million and 0.60% of the fund's average daily net assets over $500 million that it manages; First Quadrant a fee on an annual basis of 0.90% of the fund's average daily net assets that it manages; and Standard Life Investments a fee on an annual basis of 0.70% of the fund's average daily net assets that it manages. For fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors, First Quadrant, Wellington Management and GSAM of $3,835,123, $4,621,164 and $1,728,251, respectively. Standard Life Investments was not yet serving as an investment advisor to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to Standard Life Investments during those periods. The accrued aggregate investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® Alternative Strategies Investments" beginning on page 100 of the SAI is revised by adding the following as the last full paragraph of that section:

Standard Life Investments, a Scottish corporation, is a wholly-owned subsidiary of Standard Life Investments Limited which is itself a wholly owned subsidiary of Standard Life Investments Holdings Limited ("SLIH"). Standard Life PLC, a publicly traded financial services and insurance firm (LSE: SL), is the parent of SLIH. Standard Life Investments is based in Edinburgh, Scotland and has offices in Hong Kong, Sydney, Montreal, Boston, and London.

In the section captioned "Proxy voting policies and procedures," the heading "UBS PACE® Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. and First Quadrant L.P." on page 148 of the SAI is replaced in its entirety with the following:

UBS PACE® Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. , First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited

The section captioned "Proxy voting policies and procedures" and sub-headed "UBS PACE® Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. and First Quadrant L.P." beginning on page 148 of the SAI is revised by adding the following as the final paragraphs of that section:

Standard Life Investments (Corporate Funds) Limited. Standard Life Investments strongly encourages corporations to adopt corporate governance principles and communicate these to shareholders. It is the policy of Standard Life Investments to vote proxies for all shares under its discretion unless explicitly prohibited from doing so by the beneficial owner. However, this policy recognizes that circumstances may arise which make such votes impracticable. These include shares on loan, or where adequate notice is not received in time to make an informed decision. In addition, Standard Life Investments will consider whether the effect of voting proxies of shares of foreign corporations (either by itself or with the votes of others) would outweigh the additional costs associated with voting.

Standard Life Investments will use reasonable endeavors to enhance and improve shareholder value through constructive consultation with companies and other corporate governance initiatives; always seek to vote clients' shares in a manner consistent with their best interests; use reasonable endeavors to influence the development of the corporate governance environment; communicate Standard Life Investments' corporate governance principles, policies and guidelines to clients, intermediaries, companies and other interested parties; and, within the constrains of professional confidentiality and legislative and regulatory requirements, be accountable to clients.

It is incumbent on an adviser to mitigate conflicts of interest (real or perceived) when voting proxies for its clients. The corporate governance team is responsible for proxy voting in all regions. The corporate governance team utilizes the services of independent third parties, Riskmetrics and Glass Lewis (together "proxy research providers"), to provide research and recommendations for each scheduled vote. Votes will be cast based upon the recommendations of the proxy research providers and the customized proxy voting guidelines adopted by Standard Life Investments although, in cases where Standard Life Investments has a significant shareholding, an independent analysis is also conducted by the corporate governance team. In appropriate cases, such as those where there is need for significant judgment as to the economic impacts of a proposed vote (e.g. merger, spin-off), the corporate governance team will solicit input from the appropriate fund managers and analysts. Any instances where proxy research provider recommendations are not followed are documented and include the rationale for doing so. A review conducted outside of the corporate governance team is undertaken to detect evidence of any conflict of interest (either real or perceived). Standard Life Investments reviews, on an annual basis, the conflict of interest policies of the proxy research providers.

In the section captioned "Portfolio managers," the heading "UBS PACE® Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P. and First Quadrant L.P." on page 202 of the SAI is replaced in its entirety with the following:

UBS PACE® Alternative Strategies Investments—Analytic Investors, LLC, Wellington Management Company, LLP, Goldman Sachs Asset Management, L.P., First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited

The following is added on page 209 of the SAI as the final paragraphs of that section:

Standard Life Investments

Standard Life Investments employs a team-based approach in managing its portion of the fund's portfolio. Guy Stern and David Millar are primarily responsible for the day-to-day management of Standard Life Investments' portion of the fund's assets.

The following tables provide information relating to other accounts managed by Messrs. Stern and Millar as of May 31, 2010.

Guy Stern:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	1
Number of Accounts Managed With Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$2,752.3	$5,641
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David Millar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	11	0
Number of Accounts Managed With Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$8,717.7	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Standard Life Investments recognizes that conflicts of interest may arise as the result of its investment activities. For instance, from time to time, directors, officers, employees or their related persons (collectively referred to as "employees") of Standard Life Investments may wish to engage directly or indirectly in a personal investment in securities that Standard Life Investments has bought or sold on behalf of clients. This process is governed by a personal trading policy and insider trading policy which all employees of Standard Life Investments must adhere to. The policies are incorporated within the Code of Conduct which is issued to new employees at the commencement of employment, and annually thereafter.

Standard Life Investments may receive performance fees from certain of its clients. In addition, affiliates of Standard Life Investments will, from time to time, make investments in the products managed by Standard Life Investments. These facts give rise to the risk that Standard Life Investments might allocate trades in a manner which favors the interests of certain clients over others. Standard Life Investments has implemented policies and controls designed to mitigate this risk.

Compensation. Standard Life Investments' compensation program is composed of market related base pay and a performance based incentive plan. Standard Life Investments participates in regular surveys and takes market soundings to keep up to date with competitive compensation packages needed to attract and retain top quality Portfolio Managers/Analysts.

The base salary is determined with reference to industry surveys and is therefore always competitive in the marketplace. Annual bonuses are determined by judgment relating to the individual's contributions to his or her specific role, the team, and firm and group performance. Portfolio Managers are measured on their investment performance relative to their benchmark and risk profile on a one or three year basis. They are also measured on the buy/sell/hold stock recommendations that they make for the sectors that they cover. By having a combined Portfolio Manager/Analyst role, it ensures that all individuals can contribute to team performance and be rewarded accordingly, and fairly. Senior management controls this robust process and has discretion to deliver significant levels of reward to those driving the success of the business. This performance related element of remuneration can be significant and in some cases up to 100% of base salary.

In addition, key individuals participate in the long term incentive, which is a three year rolling plan designed to provide selected individuals with an opportunity to share in the long term success of Standard Life Investments, by rewarding them for contributing to the future growth in value of the company. Rewards are based on the delivery of actual Standard Life Investments earnings growth.

Ownership of fund shares. As of June 30, 2010, none of the fund's portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.